Taxation (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Effective tax percent domestice and foreign	3.00%	4.00%	6.00%
Net loss	$ (2,218,062)	$ (1,755,042)	$ (980,098)
Income tax value added tax description		The Company's taxable income was subject to a 50% reduction before it applies to a reduced tax rate of 20% since the company is qualified as a small-scale and low-profit enterprise. Therefore, the PRC income tax is 10% of taxable income due to tax exemption.	The Company's taxable income was subject to a 50% reduction before it applies to a reduced tax rate of 20% since the company is qualified as a small-scale and low-profit enterprise. Therefore, the PRC income tax is 10% of taxable income due to tax exemption.
Effective tax percent statutory	25.00%	25.00%	25.00%
Income tax expiration year description	Expire in year 2024
Uncertain tax positions
PRC Enterprise Income Tax [Member]
Effective tax percent domestice and foreign	25.00%